UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

September 22, 2023
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
001-41058
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
505 Odyssey Way
Merritt Island
,
FL
32953
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not Applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On September 27, 2023, the Audit Committee of the Board of Directors of Vaxxinity,

Inc. (the “Company”) appointed FORVIS, LLP
(“FORVIS”) as the Company’s

independent registered public accounting firm. As previously disclosed in the Company’s Current
Report on Form 8-K filed on July 27, 2023, Armanino LLP (“Armanino”) informed the Company that it would resign as the
Company’s independent registered public accounting firm, effective upon the earlier of (i) filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2023 and (ii) the Company’s appointment of a new independent registered public accounting firm. Armanino advised the Company that its decision was due to Armanino’s transition away from providing financial statement audit services to public companies.

FORVIS is expected to review the Company’s financial statements for its Quarterly
Report on Form 10-Q for the quarter ending September 30, 2023. Statements in response to Item 4.01 of the Company’s Form 8-K dated July 27, 2023 and the letter of Armanino attached thereto as Exhibit 16.1, are incorporated herein by reference.
During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company, nor anyone on the
Company’s behalf, consulted with FORVIS

regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report or oral advice was provided that FORVIS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in
Item 304(a)(1)(v) of Regulation S-K).
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers.
On September 22, 2023, René Paula notified the Company that he intends to resign from his position as the Company’s General
Counsel, effective November 3, 2023, to pursue other opportunities. The Company thanks Mr. Paula for his service to the Company.
Item 8.01. Other Events.
On September 28, 2023, the Company announced that Sumita Ray will serve as the Company’s Chief Legal & Administrative Officer, effective, October 1, 2023.

Ms. Ray will oversee the Company’s legal, compliance, human resources, IT and facilities functions.

Ms.
Ray joins the Company with over 20 years of legal and business experience in the pharmaceutical and biotech industries and has spent
the past decade on the executive leadership teams of various biotech companies, including Pharmacyclics, Calithera and most recently
Instil Bio.

Prior to that, Ms. Ray served in legal positions of increasing seniority at AstraZeneca, Genentech and Elan
Pharmaceuticals.

Ms. Ray started her legal career as a litigator at the law firm of Montgomery, McCracken, Walker & Rhoads.

She
holds a Juris Doctor from Temple University Law School and a Bachelor of Science in microbiology from the University of Arizona.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2023
VAXXINITY,

INC.
By: /s/ Mei Mei Hu
Name:

Mei Mei Hu
Title:

Chief Executive Officer